                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 10.5


                             [BANK OF AMERICA LOGO]



To:                               Psychiatric Solutions
                                  113 Seaboard Lane, Ste C 100
                                  Franklin, TN 37067
Attn:                             Brent Turner
Telephone:                        615-312-5709
Fax:                              615-312-5710

From:                             Bank of America, N.A.
                                  233 South Wacker Drive - Suite 2800
                                  Chicago
                                  Illinois 60606
                                  U.S.A.
Department:                       Swaps Operations
Telephone:                        (+1) 312 234 2732
Fax:                              (+1) 312 234 3603

Date:                             26th April 2004

Our Reference No:                 3224402 / 3224403
Reference Name:                   Todd Craig
Internal Tracking No:             7649771


Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Psychiatric Solutions and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 2nd January 2004, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Psychiatric Solutions.

GENERAL TERMS:

The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                    USD 30,000,000.00

         Trade Date:                         23rd April 2004

         Effective Date:                     23rd April 2004

         Termination Date:                   15th June 2013, subject to "Other Provisions"

         FIXED AMOUNTS:

                  Fixed Rate Payer:          Party A

                  Fixed Rate Payer
                  Payment Date:              The 15th of each June and December, commencing on 15th
                                             June 2004 and ending on the Termination Date, subject to
                                             adjustment in accordance with the Modified Following
                                             Business Day Convention Subject to "Other Provisions"
                                             contained herein.

                  Fixed Rate Payer
                  Period End Dates:          The 15th of each June and December, commencing on 15th
                                             June 2004 and ending on the Termination Date. No
                                             adjustment.

                  Fixed Rate:                10.62500 per cent

                  Fixed Rate Day
                  Count Fraction:            30/360

                  Business Days for
                  Payments:                  New York and London

                  Business Days for Period
                  End Dates:                 New York

         FLOATING AMOUNTS:

                  Floating Rate Payer:       Party B

                  Floating Rate Payer
                  Payment Date:              The 15th of each June and December, commencing on 15th
                                             June 2004 and ending on the Termination Date, subject to
                                             adjustment in accordance with the Modified Following
                                             Business Day Convention Subject to "Other Provisions"
                                             contained herein.

                  Final Calculation Period:  For the purposes of Section 4.13. of the Definitions, the
                                             Termination Date shall be subject to adjustment in accordance with the Modified Following Business Day Convention

                  Floating Rate for initial

Calculation Period:                 to be determined

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                6 Month

Spread:                             plus 5.51000 per cent

Floating Rate Day
Count Fraction                      Actual/360

Reset Dates:                        Last day of each Calculation Period

Business Days for Payments:         New York and London

Business Days for Period
End Dates:                          New York

CALCULATION AGENT:                  Party A

OTHER PROVISIONS:

Additional Optional Termination:

Notwithstanding anything to the contrary herein or in the Agreement or the Definitions, Party A may, in its sole discretion and at its expense, terminate this Transaction on any day from and including 15JUN08 to but excluding the Termination Date (the "Optional Termination Date"), in accordance with this Additional Optional Termination provision. The cancellation premium owned by Party A with respect to such Optional Termination Date is set forth under Section (i) below. Party A may only elect an Optional Termination Date by providing oral (including telephonic) notice of such election to Party B two New York and London Business Days prior to such Optional Termination Date, on or before 11:00 a.m. New York City time. Party A shall provide written confirmation of any telephonic notice within one New York and London Business Day of that notice. Failure to provide that written confirmation will not affect the validity of the telephonic notice.

The Cash Settlement Amount payable by Party A on the Optional Termination Date shall be calculated as the sum of the following:

(i) the cancellation premium, in accordance with the Optional Termination Date schedule as set forth below:

Optional Termination Period Amount

15JUN08 to but excluding 15JUN09 USD 1,593,750.00

15JUN09 to but excluding 15JUN10 USD 1,062,500.00

15JUN10 to but excluding 15JUN11 USD 531,250.00

15JUN11 and thereafter USD 0.00

(ii) the net of the accrued but unpaid amount between the Fixed Rate Payer and the Floating Rate Payer from and including the last Payment Date to but excluding the Optional Termination Date.

Nothing herein shall obligate Party A to elect the Optional Termination Date as provided herein.

RECORDING OF CONVERSATIONS:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

ACCOUNT DETAILS:

         Account for payments to                               USD
         Party A:                            Pay to:           Bank of America NA New York
                                             ABA#:             026009593
                                             For Account of:   Bank of America NA Charlotte
                                             Account Number:   6550-219386
                                             Swift Code:       BOFAUS6SGDS

         Account for payments to                               USD
         Party B:                                              To be advised

OFFICES:

         The Office of Party A for this
         Transaction is:                     Charlotte - NC, United States
                                             Please send reset notices to fax no. (+1 312) 234 3603

         The Office of Party B for this
         Transaction is:                     Franklin - TN, United States

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no. (+1 312) 234 3603).

                            Accepted and confirmed as of the date first written:
Bank of America, N.A.       Psychiatric Solutions



/s/ Dean Walker             /s/ Brent Turner
---------------------       -----------------------
Dean Walker                 Name:  Brent Turner
Senior Vice President       Title: Treasurer
Authorised Signatory


Our Reference Number:  3224402
Internal Tracking No:  7649771